Exhibit 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. § 1350

In connection with the Form 10-K of Tri-Valley Corporation for the fiscal year ended December 31, 2008, I, F. Lynn Blystone, Chief Executive Officer of Tri-Valley Corporation, hereby certify pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	Such Form 10-K fully complies with the requirements of section 13(a) of 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Tri-Valley Corporation.

Date:	September 10, 2009
By:	/s/F. Lynn Blystone
F. Lynn Blystone, Chief Executive Officer CHOB Tri-Valley Corporation